SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------

                                   FORM 8-K/A
                                "Amendment No. 1"

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                       1-5084                23-1145880
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code:    (215) 221-8500
                                                           ---------------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Tasty Baking Company (the "Company") is filing this Amendment No. 1 to the Current Report on Form 8-K initially filed on July 31, 2006 (the "Initial Form 8-K") to amend and restate in its entirety the description of the Three-Year Restricted Stock Program under Item 1.01 to reflect that no target awards (or range of awards) had been approved for any eligible employees, including executive officers. All of the other information set forth in the Initial Form 8-K is otherwise unchanged and is incorporated herein by reference.




Item 1.01.  Entry into a Material Definitive Agreement.


Three-Year Restricted Stock Program. A three-year restricted stock award program (fiscal year 2006 - fiscal year 2008) was approved pursuant to the terms of the Company's 2006 Long Term Incentive Plan ("LTIP"). Two-hundred fifty thousand (250,000) shares were allocated to the program with 50,000 shares allotted for awards for performance in 2006. Under this program, executive officers
(including the Company's Named Executive Officers as defined under SEC rules) and certain other employees are eligible for an annual award of restricted stock based on the Company's achievement of certain financial and operational performance measures which will be set each year. The 2006 performance measures relate to the Company's operational strategy. Any awards granted under the program will vest in 2009, subject to Committee approval. The Committee retains discretion regarding the granting of any award and any additional vesting requirements. In addition, any awards not granted in any one year may be included in future awards.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TASTY BAKING COMPANY
                                                --------------------------------
                                                (Registrant)


Date: August 28, 2006                           /S/ David S. Marberger
                                                --------------------------------
                                                David S. Marberger
                                                Executive Vice President and
                                                Chief Financial Officer